                                                                    EXHIBIT 24.1

                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-3 for the registration of one million one hundred ninety-seven thousand six hundred eighteen (1,197,618) shares of Common Stock of the Company to be offered for sale by Williams Holdings of Delaware, Inc., a wholly-owned subsidiary of the Company, and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned Williams does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 10th day of July, 1995.

         /s/  KEITH E. BAILEY                             /s/  JACK D. McCARTHY
              Keith E. Bailey                                  Jack D. McCarthy
      Chairman of the Board, President                      Senior Vice President
        and Chief Executive Officer                     (Principal Financial Officer)
       (Principal Executive Officer)

                            /s/  GARY R. BELITZ
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)

        /s/  HAROLD W. ANDERSEN                           /s/  RALPH E. BAILEY
             Harold W. Andersen                                Ralph E. Bailey
                  Director                                         Director

           /s/  GLENN A. COX                            /s/  THOMAS H. CRUIKSHANK
                Glenn A. Cox                                 Thomas H. Cruikshank
                  Director                                         Director

         /s/  ERVIN S. DUGGAN                           /s/  PATRICIA L. HIGGINS
              Ervin S. Duggan                                Patricia L. Higgins
                  Director                                         Director

       /s/  ROBERT J. LaFORTUNE                            /s/  JAMES C. LEWIS
            Robert J. LaFortune                                 James C. Lewis
                  Director                                         Director

       /s/  JACK A. MacALLISTER                           /s/  JAMES A. McCLURE
            Jack A. MacAllister                                James A. McClure
                  Director                                         Director

         /s/  PETER C. MEINIG                                /s/  KAY A. ORR
              Peter C. Meinig                                     Kay A. Orr
                  Director                                         Director

         /s/  GORDON R. PARKER                           /s/  JOSEPH H. WILLIAMS
              Gordon R. Parker                                Joseph H. Williams
                  Director                                         Director

                                                         THE WILLIAMS COMPANIES, INC.

                                                       By /s/  J. FURMAN LEWIS
                                                               J. Furman Lewis
                                                            Senior Vice President

     ATTEST:

         /s/  DAVID M. HIGBEE
              David M. Higbee
                 Secretary